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                                                                    EXHIBIT 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 26, 2001, relating to the consolidated financial statements and financial statement schedule of Tut Systems, Inc. which appears in Tut Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

San Jose, California
May 11, 2001